EXHIBIT 10.6

DATED:      March 10, 2004

BETWEEN:

STANDARD AERO LIMITED,

OF THE FIRST PART,

- and -

DAVID W. SHAW,

OF THE SECOND PART.

AMENDING AGREEMENT

DATED:      March 10, 2004

BETWEEN:

STANDARD AERO LIMITED,

OF THE FIRST PART,

- and -

DAVID W. SHAW,

OF THE SECOND PART.

AMENDING AGREEMENT

WHEREAS the parties entered into a Service Agreement dated October 1, 1998 (“the Service Agreement”);

AND WHEREAS the parties have agreed to amend the Service Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. The Service Agreement is amended effective as of March 10, 2004 (the “Commencement Date”) by deleting clause 3.1 and replacing it with the following:

“3.1	The term of employment of the Executive shall be extended for an initial period of three years from the date hereof (the “Commencement Date”) and thereafter until the expiry of not less than eighteen months’ written notice of termination given by either party to the other so as to expire at the end of the said period or any time thereafter. In the event the Company terminates the employment of the Executive within the initial period of three years, except in circumstances which would entitle the Company to terminate this agreement without notice, it shall at that time pay to the Executive an amount equal to three years’ salary and the value to the Executive of employment benefits for three years including pension, life insurance benefits, motor car, medical and health insurance. In the event the Company terminates the employment of the Executive after the initial period of three years, except in circumstances which would entitle the Company to terminate this agreement without notice, the Company reserves the right to pay to the Executive, at that time in lieu of notice, an amount equal to eighteen months’ salary and the value to the Executive of employment benefits for eighteen months including pension, life insurance benefits, motor car, medical and health insurance.”

     IN WITNESS WHEREOF this document has been duly executed and delivered as a deed the day and year first before written.

Executed as a Deed by	)
Standard Aero Limited	)
acting by	)

/s/ David W. Shaw

Director

Executed as a Deed by	)
David W. Shaw	)
in the presence of:	)

DAVID SHAW /s/ David Shaw		Witness:

Witness’s name and signature		[Illegible]

[Illegible]		[Illegible]

Witness’s address